UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2025

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FCEL	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On April 3, 2025, FuelCell Energy, Inc. (the “Company”) called to order its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, there were present or represented by proxy a sufficient number of shares of the Company’s common stock to constitute a quorum. The Chair of the meeting adjourned the Annual Meeting without opening the polls on the matters that were scheduled to be submitted to a vote of the Company’s stockholders at the Annual Meeting.

The Annual Meeting was adjourned in order to solicit additional proxies with respect to the proposals set forth in the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 21, 2025 (the “2025 Proxy Statement”).

The Annual Meeting is adjourned until April 17, 2025 at 1:00 p.m., Eastern Daylight Time. At that time, the Annual Meeting will be reconvened to vote on the proposals described in the 2025 Proxy Statement.

The Annual Meeting will still be a completely virtual meeting, conducted via live audio webcast on the Internet. Stockholders will be able to attend, vote at, and submit questions during the reconvened Annual Meeting on April 17, 2025 using the same process and access information that they used in connection with the originally scheduled Annual Meeting, the details of which are set forth in the 2025 Proxy Statement. To be more specific, stockholders will be able to attend, vote at and submit questions during the reconvened Annual Meeting on April 17, 2025 by visiting www.virtualshareholdermeeting.com/FCEL2025 and entering the 16-digit control number included in their notice of internet availability of proxy materials, on their proxy card or in the instructions that accompanied their proxy materials.

The Company does not intend to change the record date for the Annual Meeting. Accordingly, only stockholders of record at the close of business on February 12, 2025 will be entitled to vote at the reconvened Annual Meeting.

Stockholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action.

Until the Annual Meeting is reconvened on April 17, 2025, the Company will continue to solicit proxies from its stockholders with respect to the proposals set forth in the 2025 Proxy Statement.

No changes have been made in the proposals to be voted on by the stockholders at the Annual Meeting. The Company strongly encourages all of its stockholders to read the 2025 Proxy Statement and other proxy materials relating to the Annual Meeting, which are available free of charge on the SEC’s website at www.sec.gov.

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders for the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE 2025 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: April 3, 2025	By:	/s/ Michael S. Bishop
Michael S. Bishop
Executive Vice President, Chief Financial Officer, and Treasurer